Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b)
OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Amanda M. Brock, Co-Chief Executive Officer of Solaris Energy Infrastructure, Inc. (the “Company”), hereby certify, to my knowledge, that:
(1)the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 30, 2026	/s/ Amanda M. Brock
Amanda M. Brock
Co-Chief Executive Officer